BBH TRUST

BBH Select Large Cap ETF
BBH Select Mid Cap ETF
140 Broadway
New York, NY 10005

October 14, 2025

Dear Shareholder:

Enclosed is important information about your investment in BBH Select Series — Large Cap Fund and/or BBH Select Series — Mid Cap Fund (each a “Target Fund”), which are mutual fund series of BBH Trust (the “Trust”). The Board of Trustees of the Trust has unanimously approved a Plan of Reorganization (the “Plan”) that provides for the reorganization of the Target Funds with and into BBH Select Large Cap ETF and BBH Select Mid Cap ETF (each an “Acquiring Fund”) (collectively, the “Funds”) as set forth below (each a “Reorganization”):

Target Fund		Acquiring Fund
BBH Select Series — Large Cap Fund	→	BBH Select Large Cap ETF
BBH Select Series — Mid Cap Fund	→	BBH Select Mid Cap ETF

Each Acquiring Fund is a newly created series of the Trust that will operate as an exchange-traded fund (“ETF”) and has the same investment objective, investment policies, and investment adviser as the corresponding Target Fund and substantially the same investment strategies. As a result of the Reorganizations, shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund, and cash in lieu of any fractional shares, equal in aggregate value to the net asset value of their shares of the Target Fund and become shareholders of the Acquiring Fund. Each Reorganization currently is expected to close immediately prior to the opening of regular trading on the New York Stock Exchange on November 17, 2025.

The Funds’ investment adviser, Brown Brothers Harriman & Co. through a separately identifiable department, expects the Reorganizations to result in the following benefits for shareholders:

•        Trading Flexibility. Unlike shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s net asset value generally determined as of 4:00 p.m. Eastern Time, shares of an Acquiring Fund can be purchased or sold on an exchange throughout the trading day based on market prices, which can give shareholders more flexibility over their investment allocations.

•        Increased Transparency. Shareholders of an Acquiring Fund will gain the benefit of full daily transparency into the portfolio holdings of the Acquiring Fund whereas a Target Fund does not provide full daily transparency into its portfolio holdings.

•        Potentially Lower Expenses. The Acquiring Funds are expected to have lower portfolio transactions costs because the ETF structure relies on in-kind creation and redemption baskets, which may reduce certain operational and administrative expenses. In addition, the Acquiring Funds are expected to have slightly lower transfer agency expenses.

•        Enhanced Tax Efficiency. Reorganizing the Target Funds into the Acquiring Funds has the potential to reduce capital gains distributions and improve tax efficiency due to the ETF structure.

•        Continuity of Portfolio Management. Each Acquiring Fund will have the same investment adviser and portfolio manager as its corresponding Target Fund.

•        Tax-Free Reorganization. Each Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Shareholders of a Target Fund generally will not recognize a taxable gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional shares, if applicable).

The Board of Trustees of the Trust unanimously approved each Reorganization based on a determination that it is in the best interest of each Fund and that the interests of shareholders will not be diluted as a result of the Reorganization.

Shareholder approval of each Reorganization is not required and we are not asking you for a proxy and you are requested not to send a proxy. Details regarding the terms of each Reorganization are discussed in the enclosed Prospectus/Information Statement. Please read the Prospectus/Information Statement and keep it for future reference.

If you do not wish to participate in a Reorganization, you can redeem your shares of the applicable Target Fund before the Reorganization occurs. Prior to doing so, however, you should consider any associated tax consequences.

We encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact the Trust by calling 1-800-575-1265.

Sincerely,
/s/ Daniel Greifenkamp
President and Principal Executive Officer of the Trust

BBH TRUST

PROSPECTUS/INFORMATION STATEMENT
Dated October 14, 2025

RELATING TO THE ACQUISITION OF THE ASSETS OF
BBH Select Series — Large Cap Fund

BBH Select Series — Mid Cap Fund

BY AND IN EXCHANGE FOR SHARES OF
BBH Select Large Cap ETF
BBH Select Mid Cap ETF

This Prospectus/Information Statement is an information statement for BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund (each a “Target Fund”) and a prospectus for BBH Select Large Cap ETF and BBH Select Mid Cap ETF (each an “Acquiring Fund”) (collectively, the “Funds”), each a series of BBH Trust (the “Trust”). The address of the Trust is 140 Broadway, New York, NY 10005, and the telephone number is 1-800-575-1265. This Prospectus/Information Statement was first mailed to shareholders of each Target Fund beginning on or about October 14, 2025.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Board of Trustees of the Trust (the “Board”) has approved a Plan of Reorganization (the “Plan”) that provides for the reorganization of the Target Funds with and into the Acquiring Funds as set forth below (each a “Reorganization”):

Target Fund		Acquiring Fund
BBH Select Series — Large Cap Fund	→	BBH Select Large Cap ETF
BBH Select Series — Mid Cap Fund	→	BBH Select Mid Cap ETF

Each Target Fund is a currently operating mutual fund series of the Trust. Each Acquiring Fund is a newly created series of the Trust that will operate as an exchange-traded fund (“ETF”) and has the same investment objective, investment policies, and investment adviser as the corresponding Target Fund and substantially the same investment strategies. Each Acquiring Fund was created specifically for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the applicable Reorganization is consummated. As a result of the Reorganizations, each Acquiring Fund will adopt the accounting and performance history of the corresponding Target Fund. In addition, shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund, and cash in lieu of any fractional shares, equal in aggregate value to the net asset value of their shares of the Target Fund and become shareholders of the Acquiring Fund. Each Reorganization currently is expected to close immediately prior to the opening of regular trading on the New York Stock Exchange on November 17, 2025.

This Prospectus/Information Statement includes information about the Funds and the Reorganizations. You should retain this Prospectus/Information Statement for future reference. Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated by reference into this Prospectus/Information Statement:

•        Prospectus of the BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund, dated February 28, 2025, as may be supplemented or amended (File No. 811-21829)

•        Statement of Additional Information of the BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund dated February 28, 2025, as may be supplemented or amended (File No. 811-21829)

•        Semi-Annual Report of BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund for the fiscal period ended April 30, 2025 (File No. 811-21829)

•        Annual Report of BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund for the fiscal year ended October 31, 2024 (File No. 811-21829)

You may request a copy of the Statement of Additional Information relating to this Prospectus/Information Statement or a Fund’s Prospectus or Annual or Semi-Annual Report without charge by calling the Trust at 1-800-575-1265 or by writing to the Trust at 140 Broadway, New York, NY 10005.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This is a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement and in the Plan (which is included as Exhibit A to this Prospectus/Information Statement).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of a Target Fund. It is proposed that each Target Fund, which is currently operating as a mutual fund, will be converted into an ETF through a Reorganization with and into the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized series of the Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the applicable Reorganization is consummated.

Each Reorganization will be accomplished in accordance with the Plan. Among other things, the Plan provides that (i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for (a) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (b) shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and cash in lieu of fractional shares, with such shares and cash having an aggregate value equal to the value of the net assets of the Target Fund, and (ii) each Target Fund subsequently will distribute the Acquiring Fund Shares and cash in lieu of fractional shares to its shareholders pro rata in liquidation and termination of the Target Fund.

Why are the Reorganizations occurring?

The Funds’ investment adviser, Brown Brothers Harriman & Co. through a separately identifiable department (the “Adviser”), and the Board believe that operating the Target Funds as ETFs is in the best interests of the Target Funds and their shareholders. After each Reorganization, shareholders of each Target Fund will still be invested in an open-end fund with the same investment objective, investment policies, investment adviser, and portfolio manager as their Target Fund and substantially the same investment strategies. In addition, the ETF structure is expected to offer a number of benefits to shareholders following the Reorganizations, including:

•        Trading Flexibility. Unlike shares of a Target Fund, which can only be purchased or sold once per day based on the Target Fund’s net asset value generally determined as of 4:00 p.m. Eastern Time, shares of an Acquiring Fund can be purchased or sold on an exchange throughout the trading day based on market prices, which can give shareholders more flexibility over their investment allocations.

•        Increased Transparency. Shareholders of an Acquiring Fund will gain the benefit of full daily transparency into the portfolio holdings of the Acquiring Fund whereas a Target Fund does not provide full daily transparency into its portfolio holdings.

•        Potentially Lower Expenses. The Acquiring Funds are expected to have lower portfolio transactions costs because the ETF structure relies on in-kind creation and redemption baskets, which may reduce certain operational and administrative expenses. In addition, the Acquiring Funds are expected to have slightly lower transfer agency expenses.

•        Enhanced Tax Efficiency. Reorganizing the Target Funds into the Acquiring Funds has the potential to reduce capital gains distributions and improve tax efficiency due to the ETF structure. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in-kind, which enables them to distribute appreciated securities in a redemption transaction without recognizing gain on those securities. As a result, shareholders in an ETF that creates and redeems its shares in-kind are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Acquiring Funds intend to create and redeem its shares primarily in-kind and take advantage of the potential for greater tax efficiency offered by the ETF structure.

What are some other features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

•        Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at net asset value, individual shares of ETFs, like the Acquiring Funds, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of an Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares called Creation Units, and only an authorized participant, which is typically large financial institutions that agrees to facilitate the secondary market for an ETF’s shares through the creation and redemption process, may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of an Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as an Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at net asset value, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

•        Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings. Each Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganizations, the Acquiring Funds, like other transparent ETFs, will make their portfolio holdings public each day. This holdings information, along with other information about the Acquiring Funds, will be available on the Acquiring Funds’ website at www.bbhfunds.com.

In addition, the Acquiring Funds are subject to certain risks unique to operating as ETFs. For more information, see “Are there any differences in risks between the Target Funds and the Acquiring Funds?” below.

Has the Board approved the Reorganizations?

Yes, the Board unanimously approved each Reorganization after carefully reviewing the terms of the Reorganization. For the reasons set forth in the “CONSIDERATIONS OF THE BOARD IN APPROVING THE REORGANIZATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”), has determined that participation in the Reorganizations is in the best interests of the Funds and that the interests of shareholders will not be diluted as a result of the Reorganizations.

What will happen if the Reorganizations occur?

If the Reorganizations are consummated, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund, and cash in lieu of fractional shares, if any, having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan. Shareholders of a Target Fund will receive cash equal to the net asset value of any fractional shares of the Target Fund held by the shareholder because ETFs do not issue fractional shares.

In particular, the Plan provides that (i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for (a) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (b) Acquiring Fund Shares and cash in lieu of fractional shares, with such shares and cash having an aggregate value equal to the value of the net assets of the Target Fund, and (ii) each Target Fund subsequently will distribute the Acquiring Fund Shares and cash in lieu of fractional shares to its shareholders pro rata in liquidation and termination of the Target Fund.

How will the Reorganizations affect me as a shareholder?

If a Reorganization is completed with respect to your Target Fund, you will cease to be a shareholder of that Target Fund and will become a shareholder of the corresponding Acquiring Fund. Upon completion of a Reorganization, Target Fund shareholders will own shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of such Target Fund that were owned immediately before the Reorganization minus any cash provided instead of fractional shares. Shares of ETFs, like the Acquiring Funds, are not issued in fractional shares. As a result, the Target Funds will redeem any fractional shares held by shareholders at net asset value as part of the Reorganizations. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganizations, individual shares of each Acquiring Fund may only be purchased and sold on the floor of NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in an Acquiring Fund after a Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at net asset value, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

How will the number of shares of the Acquiring Fund that I receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of the corresponding Acquiring Fund Shares received by the Target Fund in the applicable Reorganization as well as cash equal to the net asset value of any fractional shares of a Target Fund you held. As ETFs, the Acquiring Funds do not issue fractional shares. The number of shares that each Target Fund’s shareholders will receive will be based on the relative net asset value of such Target Fund and its corresponding Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the business day immediately preceding the date the Reorganizations close. Each Target Fund’s assets will be valued pursuant to the Trust’s valuation procedures. The total value of your holdings (plus any cash received in lieu of fractional shares) is not expected to change as a result of the Reorganizations because both the Target Funds and Acquiring Funds utilize the same procedures for valuing their portfolio.

Will the Reorganizations affect the way my investments are managed?

No. Each Acquiring Fund will be managed using the same investment objective, policies, and restrictions as those of its corresponding Target Fund and substantially the same investment strategies. The Adviser serves as the investment adviser to each Target Fund and will also serve as investment adviser to each Acquiring Fund. In addition, the portfolio manager of each Acquiring Fund will be the same as the portfolio manager of its corresponding Target Fund.

For a more complete discussion, please see the sections “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS” — “Are there any significant differences between the investment objectives, strategies, and policies of the Funds?” and “How do the principal investment risks of the Funds compare?”

Are there any differences in risks between the Target Funds and the Acquiring Funds?

The principal risks for each Target Fund and its corresponding Acquiring Fund, with respect to each Fund’s investment strategy, are substantially the same, except that, as a shareholder of an Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure.

For example, you will be subject to the risk that shares of an Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s net asset value per share, whereas shares of a Target Fund are purchased and sold at prices based on their net asset value as next determined after an order is received. You will also be subject to the risk that an Acquiring Fund’s authorized participants, which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to net asset value and possibly face trading halts and/or delisting.

For a more complete discussion of the risks of each Target Fund and the corresponding Acquiring Fund, please see the section “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS” — “How do the principal investment risks of the Funds compare?”

Will each Acquiring Fund have the same investment advisory and administrative fee as its corresponding Target Fund?

Yes. Each Acquiring Fund will have the same investment advisory and administrative fee as its corresponding Target Fund.

How will the total expense ratio of each Acquiring Fund compare to that of its corresponding Target Fund?

The total expense ratio of each Acquiring Fund initially is estimated to be the same as the total expense ratio of its corresponding Target Fund with the potential for slightly lower total expense ratios over time.

For a more detailed comparison of the Funds’ fees and expenses, please see the sections “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS” — “What are the Funds’ investment advisory and administrative fee rates?” and “What are the fees and expenses of each Fund and what are they expected to be after the Reorganizations?”

Who will pay the costs in connection with the Reorganizations?

The Adviser will bear and pay all costs and expenses associated with the Reorganizations including legal and accounting expenses and the costs of preparing, filing, printing, and mailing this Prospectus/Information Statement.

While currently not expected, the Target Funds will bear any portfolio repositioning costs in connection with the Reorganizations.

What are the federal income tax consequences of the Reorganizations?

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and each Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Provided each Reorganization is so treated, shareholders of the applicable Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund, other than with respect to cash paid in lieu of fractional shares. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the federal income tax consequences of the Reorganization.

In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund Shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganizations?

The Reorganizations are currently expected to close immediately prior to the opening of regular trading on the New York Stock Exchange on November 17, 2025 (the “Closing Date”).

What if I do not want to hold ETF shares or do not have a brokerage account that can hold ETF shares?

If you do not want to receive ETF shares in connection with a Reorganization, you may redeem your shares of the applicable Target Fund up until the business day prior to the Closing Date. If you redeem your Target Fund shares and such shares are held in a taxable account, you will recognize a taxable gain or loss based on the difference between the tax basis in the shares and the amount that you receive for them.

If you hold shares of a Target Fund in an account directly with the Target Fund at its transfer agent or in a brokerage account that cannot hold ETF shares, to participate in the Reorganization you will need to transfer those shares to a brokerage account that can hold ETF shares. We will attempt to contact you with respect to the required timing of the transfer before the Reorganization occurs. If your shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal in value to the aggregate net asset value of your shares before the Reorganization, which may be subject to tax. Please consult your tax advisor to determine the tax impact of any such event.

Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganizations?

No. The full value of shares of each Target Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee or other transactional fee being imposed.

The Adviser will bear and pay all costs and expenses associated with the Reorganizations including legal and accounting expenses and the costs of preparing, filing, printing, and mailing this Prospectus/Information Statement. While currently not expected, the Target Funds will bear any portfolio repositioning costs in connection with the Reorganizations.

Whom do I contact for further information?

Please contact the Trust for further information by calling 1-800-575-1265 or by writing to BBH Trust, 140 Broadway, New York, NY 10005.

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, strategies, and policies of the Funds?

Investment Objectives

Each Acquiring Fund has the same investment objective as its corresponding Target Fund. Each Fund seeks to provide investors with long-term growth of capital. The investment objective of each Fund may be changed by the Board without shareholder approval.

Principal Investment Strategies

Each Acquiring Fund has substantially the same principal investment strategies as its corresponding Target Fund as set forth below.

BBH Select Series — Large Cap Fund / BBH Select Large Cap Equity ETF

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities, consisting primarily of common stock. Commonly referred to as large cap stocks, such securities will be issued by domestic and non-U.S. issuers both directly and in the form of certificates issued by U.S. bank that represent shares of non-U.S. stock, called depositary receipts. The Fund may invest in sponsored and unsponsored depositary receipts, consisting of American Depositary Receipts (“ADRs”). The Fund primarily seeks to buy common stock and may also invest in preferred stock. The Investment Adviser considers large cap securities to be securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index.

The Fund’s strategy is based on fundamental business analysis and a long-term orientation. The Investment Adviser selects companies based on their qualitative merits, competitive profile and prospective value creation potential. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than would a diversified fund. The Fund seeks to invest in approximately 25-50 different companies that meet the Investment Adviser’s prescriptive fundamental criteria.

BBH Select Series — Mid Cap Fund / BBH Select Mid Cap ETF

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in publicly traded mid capitalization (mid cap) equity securities. Domestic securities include companies that are incorporated or headquartered in the U.S. Such securities may be issued by domestic or foreign issuers. The Fund may invest in the securities of foreign issuers both directly and in the form of depository receipts, including both sponsored and unsponsored American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”), each of which represent an interest in foreign securities. Securities of foreign issuers, or foreign securities, include companies that are neither incorporated nor headquartered in the U.S. The Fund primarily seeks to buy common stock and may also invest in preferred stock. The Fund may also invest in large cap and small cap publicly traded equity securities. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). Subject to applicable statutory and regulatory limitations, the Fund may invest in shares of other investment companies, consisting of mutual funds and exchange-traded funds (“ETFs”). The Fund may also purchase other securities with equity characteristics, including securities convertible into common stock. Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (“Investment Adviser”), considers mid cap securities to be securities that at the time of purchase have a market capitalization within the range of companies included in the Russell Midcap Index.

The Fund’s strategy is based on fundamental business analysis and a long-term orientation. The Investment Adviser selects companies based on their qualitative merits, competitive profile and prospective value creation potential. The Fund follows a “buy and own” approach that does not make use of short-term trades in pursuit of small gains. The Investment Adviser believes that its long-term orientation can benefit the Fund’s net performance results. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than would a diversified fund.

Difference in Strategy Disclosure of the Target Funds and Acquiring Funds

The only difference between the Target Funds’ and the Acquiring Funds’ principal investment strategies disclosure is that the second paragraph of the principal investment strategies of the Target Funds includes the following statements, which are not included in the principal investment strategies of the Acquiring Funds:

As part of the Fund’s investment process, the Investment Adviser may consider environmental, social and governance (“ESG”) factors for equity investments in the portfolio. ESG factors may include the environmental and social risks of the issuer as well as the issuer’s instituted governance programs.

The disclosure difference is not due to a substantive difference in the strategies, but, rather, to the fact that the ESG factors are not principal to the Funds’ strategies and, therefore, the disclosure is being moved to the Statement of Additional Information.

Investment Policies and Restrictions

The fundamental and non-fundamental investment policies of each Acquiring Fund are identical to those of its corresponding Target Fund. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

Further information about each Target Fund’s investment objectives, strategies, policies, and limitations is contained in its prospectus and Statement of Additional Information, which are on file with the SEC.

How do the principal investment risks of the Funds compare?

The principal risks for each Target Fund and its corresponding Acquiring Fund, with respect to each Fund’s investment program, are the same except that, as a shareholder of an Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. The following tables compare the principal risks of investing in the Target Funds, as identified in each Target Fund’s summary section of its prospectus, with the principal risks of its corresponding Acquiring Fund.

BBH Select Series — Large Cap Fund / BBH Select Large Cap Equity ETF

Principal Risks	Target Fund	Acquiring Fund
Investment Risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.	🗸	🗸

Market Risk. The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

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Equity Securities Risk. Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

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Principal Risks	Target Fund	Acquiring Fund

Preferred Securities Risk. The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities may pay dividends only after the company makes required payments on bonds and other debt. If a company experiences actual or perceived changes in its financial condition or prospects, the value of preferred securities may be more greatly affected than the value of bonds and other debt.

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Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.	🗸	🗸

ETF Risk. The Fund is an ETF and is subject to the following risks:

Trading Issues. Shares of the Fund trade on an exchange at market prices and may trade above (premium) or below (discount) their net asset value (“NAV”). An active trading market for the Fund’s shares may not develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. In addition, there can be no assurance that shares will continue to meet the listing requirements of the Exchange.

Market Price Variance. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and shares may trade at a premium or discount to NAV.

Limited Authorized Participant, Market Makers, and Liquidity Providers. There may be a limited number of market makers and/or liquidity providers in the marketplace and the Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Only an authorized participant who has entered into an agreement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund, and none of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that authorized participants, market makers, and liquidity providers exit the business or are unable to provide their services with respect to the Fund and no other entities are able to step forward to perform their functions, the Fund’s shares may trade at a premium or discount to NAV and possibly face trading halts or delisting.

	No comparable risk	🗸

Non-Diversification Risk. Because a non-diversified fund under the federal securities laws may invest in a relatively small number of issuers compared to a diversified fund, changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

	🗸	🗸

Principal Risks	Target Fund	Acquiring Fund

Non-U.S. Investment Risk. Investing in securities of companies based outside of the United States, including ADRs, involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make non-U.S. investments more volatile and potentially less liquid than U.S. investments. Unsponsored ADRs do not trade on an exchange and therefore may be difficult to sell and investors do not have the benefits and voting rights that are extended to other shareholders.

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Management Risk. The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

	🗸	🗸

Large Shareholder Risk. Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

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BBH Select Series — Mid Cap Fund / BBH Select Mid Cap ETF

Principal Risks	Target Fund	Acquiring Fund

Mid Cap Company Risk. Mid cap companies, when compared to larger companies, may experience lower trade volume and could be subject to greater and less predictable price changes. Mid cap companies may also have limited management experience or depth, limited ability to generate or borrow capital needed for growth, limited products or services, or operate in less established markets. Therefore, mid cap securities may be subject to changing economic, market, and industry conditions and experience more volatility and less liquidity over short periods.

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Investment Risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.	🗸	🗸

Market Risk. The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

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Equity Securities Risk. Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

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Principal Risks	Target Fund	Acquiring Fund

ETF Risk. The Fund is an ETF and is subject to the following risks:

Trading Issues. Shares of the Fund trade on an exchange at market prices and may trade above (premium) or below (discount) their net asset value (“NAV”). An active trading market for the Fund’s shares may not develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. In addition, there can be no assurance that shares will continue to meet the listing requirements of the Exchange.

Market Price Variance. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and shares may trade at a premium or discount to NAV.

Limited Authorized Participant, Market Makers, and Liquidity Providers. There may be a limited number of market makers and/or liquidity providers in the marketplace and the Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Only an authorized participant who has entered into an agreement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund, and none of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that authorized participants, market makers, and liquidity providers exit the business or are unable to provide their services with respect to the Fund and no other entities are able to step forward to perform their functions, the Fund’s shares may trade at a premium or discount to NAV and possibly face trading halts or delisting.

	No comparable risk	🗸

Non-Diversification Risk. Because a non-diversified fund under the federal securities laws may invest in a relatively small number of issuers compared to a diversified fund, changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

	🗸	🗸

Large Shareholder Risk. Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

	🗸	🗸

Management Risk. The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

	🗸	🗸
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.	🗸	🗸

Principal Risks	Target Fund	Acquiring Fund

Small Cap Company Risk. Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a more limited management group than larger capitalized companies.

	🗸	🗸

Non-U.S. Investment Risk. Investing in securities of companies based outside of the United States, including ADRs, involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make non-U.S. investments more volatile and potentially less liquid than U.S. investments. Additionally, investments in non-U.S. securities may be denominated in currencies, other than the U.S. dollar, which are subject to changes in currency exchange rates. These fluctuations could offset investment gains or add to investment losses. Unsponsored ADRs do not trade on an exchange and therefore may be difficult to sell and investors do not have the benefits and voting rights that are extended to other shareholders.

	🗸	🗸

Investments In Other Investment Companies Risk. Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. The shares of an investment company that trade on an exchange (for example, an ETF) may trade below their net asset value at a discount, which may adversely affect the Fund’s performance.

	🗸	🗸

IPO Risk. IPOs are new issues of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Preferred Securities Risk. The Fund may invest in preferred securities, which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities may pay dividends only after the company makes required payments to holders of its bonds and other debt. If a company experiences actual or perceived changes in its financial condition or prospects, the value of preferred securities may be more greatly affected than the value of bonds and other debt.

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Who manages the Funds?

Each Acquiring Fund has the same investment adviser and portfolio manager as its corresponding Target Fund.

Investment Adviser. BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Funds through a separately identifiable department. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Subject to the general supervision of the Board, the Adviser makes the day-to-day investment decisions for the Funds, places the purchase and sale orders for the portfolio transactions of the Funds, and generally manages the Funds’ portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of August 31, 2025, BBH&Co. managed total assets of approximately $108.3 billion.

In addition to providing a continuous investment program, BBH&Co. serves as the Funds’ administrator, which provides administrative services to the Funds such as shareholder communications and tax services.

Portfolio Manager. Each Acquiring Fund will have the same portfolio manager as its corresponding Target Fund. The portfolio manager of each Fund is set forth below.

BBH Select Series — Large Cap Fund / BBH Select Large Cap ETF

Scott Hill has served as portfolio manager of the Target Fund since 2024. He is a Principal of BBH&Co., with 23 years of investment experience. Mr. Hill holds a BA from the University of Utah and a JD from Boston University School of Law. He joined BBH&Co. in 2003. From 2003 to 2007 Mr. Hill served as a Senior Vice President. From 2007 to 2022, Mr. Hill served as a Managing Director. Mr. Hill has been a Principal since 2023.

BBH Select Series — Mid Cap Fund / BBH Select Mid Cap ETF

Timothy Harris has served as portfolio manager to the Target Fund since 2021. He is a Managing Director of BBH&Co. with 24 years of investment experience. Mr. Harris holds a B.A. from Tufts University, Summa Cum Laude, and an M.B.A from the MIT Sloan School of Business. He joined BBH&Co. in 2017.

What are the Funds’ investment advisory and administrative fee rates?

Each Acquiring Fund will have the same investment advisory and administrative fee as its corresponding Target Fund.

BBH Select Series — Large Cap Fund / BBH Select Large Cap ETF

For investment advisory and administrative services, the Adviser receives a combined fee, computed daily and payable monthly, equal to 0.65% per annum for the first $3 billion and 0.60% per annum for amounts over $3 billion of average daily net assets.

BBH Select Series — Mid Cap Fund / BBH Select Mid Cap ETF

For investment advisory and administrative services, the Investment Adviser receives a combined fee, computed daily and payable monthly, equal to 0.75% per annum for the first $3 billion and 0.70% per annum for amounts over $3 billion of the average daily net assets.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganizations?

Following each Reorganization, the total expense ratio of each Acquiring Fund is expected to be the same as the total expense ratio of its corresponding Target Fund immediately prior to its Reorganization.

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund, including pro forma expenses of the Acquiring Funds after giving effect to the Reorganizations, based on operating expenses of the Target Funds as of April 30, 2025. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense examples below.

BBH Select Series — Large Cap Fund / BBH Select Large Cap ETF

	Target Fund	Pro Forma Acquiring Fund
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.06%	0.06%*
Total Annual Fund Operating Expenses	0.71%	0.71%

____________

*        Based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Target Fund	$73	$228	$396	$882
Pro Forma – Acquiring Fund	$73	$228	$396	$882

While the Adviser has contractually agreed to limit the Target Fund’s annual fund operating expenses to 0.80% (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Target Fund’s business), the Target Fund’s annual operating expenses have been below 0.80% and, therefore, the Adviser has not been waiving fees or reimbursing expenses and the expense limit has not been shown in the Target Fund’s fee table or expense example. Because the Acquiring Fund’s total annual operating expenses are expected to be the same as those of the Target Fund, the Acquiring Fund will not have an expense limit.

BBH Select Series — Mid Cap Fund / BBH Select Mid Cap ETF

	Target Fund	Pro Forma Acquiring Fund
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.06%	0.06%*
Total Annual Fund Operating Expenses	0.81%	0.81%

____________

*        Based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Target Fund	$83	$259	$450	$1,003
Pro Forma – Acquiring Fund	$83	$259	$450	$1,003

While the Adviser has contractually agreed to limit the Target Fund’s annual fund operating expenses to 0.90% (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Target Fund’s business), the Target Fund’s annual operating expenses have been below 0.90% and, therefore, the Adviser has not been waiving fees or reimbursing expenses and the expense limit has not been shown in the Target Fund’s fee table or expense example. Because the Acquiring Fund’s total annual operating expenses are expected to be the same as those of the Target Fund, the Acquiring Fund will not have an expense limit.

How do the performance records of the Funds compare?

Each Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and, therefore, will have no performance history prior to each Reorganization. Each Acquiring Fund has been organized solely in connection with each Reorganization to acquire all of the assets and liabilities of its corresponding Target Fund and continue the business of the Target Fund. Therefore, after each Reorganization, the Target Fund will remain the accounting and performance survivor. This means that each Acquiring Fund will continue to show the historical investment performance and returns of the corresponding Target Fund (even after liquidation of each Target Fund).

The historical performance of each Target Fund, as it is to be adopted by its corresponding Acquiring Fund, is included in the Target Funds’ Prospectus, which is incorporated herein by reference.

How do the Funds’ portfolio turnover rates compare?

Each Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Target Fund’s performance. Because the Acquiring Funds have not yet commenced operations, no portfolio turnover rate is available for the Acquiring Funds.

For the fiscal year ended October 31, 2024, the portfolio turnover rates were 9% for BBH Select Series — Large Cap Fund and 6% for BBH Select Series — Mid Cap Fund.

Where can I find more financial and performance information about the Target Funds?

Attached as Exhibit C below are the financial highlights tables of each Target Fund. Additional information is available in each Target Fund’s prospectus, Statement of Additional Information, and the most recent annual and semi-annual reports. Because the Acquiring Funds have not yet commenced operations, financial reports for the Acquiring Funds are not available.

Each Target Fund’s prospectus is incorporated herein by reference and is legally deemed to be part of this Prospectus/Information Statement. The Target Funds’ Statement of Additional Information is also incorporated herein by reference.

The Acquiring Funds’ Statement of Additional Information is provided in Part B to this Prospectus/Information Statement and is legally deemed to be part of this Prospectus/Information Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by calling 1-800-575-1265 or writing to the Trust at 140 Broadway, New York, NY 10005. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Funds and Acquiring Funds?

The Target Funds and the Acquiring Funds have different procedures for purchasing and redeeming (or selling) shares, which are summarized below.

Target Funds

Purchasing Shares

Each Target Fund offer its shares on a continuous basis at current net asset value (“NAV”) without a sales charge. Investors may purchase shares on any day the Target Fund’s NAV is calculated. The Target Fund executes purchases of its shares at the NAV next determined after it receives the purchase order in good order. Generally, a purchase order is considered to be in good order when the purchase payment is converted to federal funds. The Target Fund reserves the right to determine the purchase orders for Fund shares that it will accept.

An investor may place purchase orders for Target Fund shares directly through the transfer agent or through a financial intermediary. Such orders will be priced at the NAV next calculated after the Target Fund receives the payment, through the transfer agent, in good order. Such orders that are placed directly through the transfer agent are held directly in the investor’s name on the books of the Target Fund and the investor is responsible for arranging for payment of the purchase price of shares.

Those investors who buy shares of a Target Fund through a financial intermediary that is authorized to place trades in shares for their customers will have such shares held in the financial intermediary’s name pursuant to arrangements made with that customer. Each financial intermediary arranges payment of shares on behalf of its customers and may charge a transaction fee payable to the financial intermediary on the purchase of shares. Payment for an order must be made in federal funds or other immediately available funds by the time specified by your financial intermediary, but in no event later than 4:00 p.m. Eastern Time on the first business day following the Target Fund’s receipt of the order.

The minimum investment in a Target Fund is $10,000 for initial purchases and $1,000 for subsequent purchases. The Target Fund may change these investment minimums from time to time. A financial intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers. The Target Fund may waive the initial and subsequent investment minimums for purchases by financial intermediaries. The Target Fund has waived the investment minimums for all Brown Brothers Harriman & Co. partners and employees and for members of the Board, as well as their respective family members.

Redeeming Shares

Each Target Fund executes a redemption request at the NAV next calculated after the Target Fund receives the redemption request in good order. The Target Fund normally determines its NAV daily at 4:00 p.m. Eastern Time on each day that the equity markets of the NYSE are open for a regular day of trading. Under normal market conditions, redemption requests received in good order by 4:00 p.m. Eastern Time on any business day will be executed at that day’s NAV. Orders received after 4:00 p.m. Eastern Time will be executed at the next day’s NAV. Redemption requests received before 4:00 p.m. Eastern Time on any business day will typically be paid on the business day following the date on which the redemption request was received in good order. Redemption requests will be paid by federal funds wire transfer to the shareholder’s designated account. In order to meet the redemption request, the Target Fund typically expects to use available cash (or cash equivalents) or to sell portfolio securities. These methods may be used during both normal and stressed market conditions. While the Target Fund typically makes payments of redemption requests in cash, it has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities when it deems appropriate.

Target Fund shares that are redeemed within 30 days from the date of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30-day period shall commence on the next business day following the date your purchase order is received in good order by the Target Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Target Fund and is intended to reduce the impact on remaining investors of the costs incurred by the Target Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

Acquiring Funds

An Acquiring Fund issues and redeems its shares at NAV only in Creation Units in transactions with authorized participants. Most investors buy and sell shares of an Acquiring Fund in secondary market transactions through a broker at market prices. Shares of the Acquiring Funds are listed for trading on the NYSE Arca, Inc. and can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Acquiring Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Share prices are reported in dollars and cents per share.

The price of an Acquiring Fund’s shares is based on market price, which may differ from the Acquiring Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions, and other factors. Information showing the number of days that the market price of an Acquiring Fund’s shares was greater than its NAV per share (i.e., at a premium) and the number of days the market price was less than its NAV per share (i.e., at a discount) for various time periods will be available on the Trust’s website at www.bbhfunds.com.

Investors purchasing or selling shares of an Acquiring Fund in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring (the “bid”) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (the “ask”). The bid-ask spread varies over time for shares based on trading volume and market liquidity and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity. Information regarding the Fund’s bid-ask spread over various periods of time will be available on the Trust’s website at www.bbhfunds.com.

Unlike mutual funds, frequent trading of an Acquiring Fund’s shares generally does not disrupt portfolio management, increase trading costs, lead to realization of capital gains, or otherwise harm shareholders. Because the vast majority of trading occurs on the secondary market, these trades do not involve the Acquiring Fund and do not harm the Acquiring Fund or its shareholders. A few institutional investors, referred to as authorized participants, are authorized to purchase and redeem shares directly with the Acquiring Fund. Most ETFs typically effect these trades in kind (i.e., for securities and not for cash), and, therefore, they do not cause any of the harmful effects to the issuing fund that may result from frequent cash trades. Although the Acquiring Fund typically redeems its shares on an in-kind basis, the Acquiring Fund may issue Creation Units in exchange for cash, thereby potentially subjecting the Acquiring Fund and its shareholders to those harmful effects. As a result, the Acquiring Fund requires authorized participants to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Acquiring Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity.

What are the distribution arrangements for the Target Funds and Acquiring Funds?

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor and principal underwriter for the Funds. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Association. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds.

For the Acquiring Funds, the Distributor or its agent distributes Creation Units on an agency basis. Pursuant to a written agreement with the Trust, the Distributor, as agent, reviews and approves orders by authorized participants to create and redeem shares in Creation Units. The Distributor does not maintain a secondary market in shares of the Acquiring Funds. The Distributor may also enter into agreements with securities dealers who will assist in the distribution of shares of the Acquiring Funds. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an authorized participant or DTC participant.

What is the difference in portfolio holdings disclosure policy?

Shareholders will gain the benefit of full daily transparency into the portfolio holdings of the Acquiring Funds.

Currently, the Target Funds are required to disclose their complete portfolio holdings quarterly within 60 days of the end of each fiscal quarter. The Target Funds also are required to disclose their portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual reports required within 60 days of the end of the second and fourth quarter of each fiscal year. In addition, portfolio holdings are disclosed on a monthly basis on the Trust’s website approximately 15 days after each month end.

Following the Reorganizations, each Acquiring Fund will provide its complete portfolio holdings on the Trust’s website on each business day prior to the opening of regular trading on the listing exchange.

What is the difference in business structure, shareholder rights, and applicable law?

Each Target Fund and Acquiring Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust and governed by its Amended and Restated Agreement and Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the Funds. The Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the Commission thereunder, and any applicable state securities laws. Shareholders of the Acquiring Funds have the same rights as shareholders of the Target Funds, except that shareholders of an Acquiring Fund may only purchase and redeem shares directly with the Acquiring Fund in Creation Units, and thus shareholders that are not or do not act through authorized participants are generally limited to purchasing and selling shares of an Acquiring Fund in secondary market transactions.

What are other key features of the Funds?

Other Service Providers

Administrator and Custodian. In addition to serving as the Funds’ investment adviser through its separately identifiable department, Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ administrator and custodian.

Transfer Agent. ALPS Fund Services, Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent for the Target Funds.

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the transfer agent for the Acquiring Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 115 Federal Street, Boston, Massachusetts, 02110, serves as the independent registered public accounting firm for the Funds.

Fiscal Year

The fiscal year end of the Funds is October 31.

Dividends and Distributions

Each Fund distributes its net investment income and makes distributions of net realized capital gains, if any, at least annually.

Tax

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as regulated investment companies for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Funds, as ETFs, may present certain tax efficiencies for investors as compared to the Target

Funds, as mutual funds. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind distribution of appreciated property to satisfy a redemption request of their shares. The Acquiring Funds will typically create and redeem Creation Units on an in-kind basis, thereby minimizing each Acquiring Fund’s recognition of gain with respect to any appreciated securities it redeems in kind. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within such fund that generally would cause a taxable distribution to all of its shareholders, even if the shareholders may have an unrealized loss on their overall investment in such fund. As a result, shareholders of the Acquiring Funds may receive less distributions subject to current taxation while they hold shares of the Acquiring Funds than they would if holding similar investments in a Target Fund.

For more information about the tax implications of investments in the Funds, see the tax information sections in the Funds’ prospectuses and Statements of Additional Information.

CONSIDERATIONS OF THE BOARD IN APPROVING THE REORGANIZATIONS

At a meeting held on September 10, 2025, the Board considered the Reorganizations with the advice and assistance of counsel. At prior meetings and in preparation for the September meeting, the Adviser provided background materials, analyses and other information in connection with the Board’s considerations of the Reorganizations. At the September meeting, the Board reviewed the materials and the terms of the Plan with the Adviser and the Adviser responded to questions raised by the Board.

After the Board reviewed, evaluated and discussed the materials, analyses and information that it deemed relevant to its deliberations, the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the Reorganizations. The Board determined that participation by each Fund in the applicable Reorganization would be in the best interests of such Fund and that the interests of shareholders would not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual Trustees may have attributed different weights to various factors. These considerations included the following:

•        Each Acquiring Fund is expected to have the same investment objective, policies, restrictions, and risks, and substantially the same investment strategies, as the corresponding Target Fund, other than certain principal risks inherent to operating as an ETF.

•        Current shareholders of each Target Fund will experience continuity as the Adviser will serve as the investment adviser to each Acquiring Fund and the portfolio manager of each Target Fund will serve as the portfolio manager of the corresponding Acquiring Fund.

•        The Adviser’s expectation that the Reorganizations could result in benefits to shareholders such as trading flexibility, increased transparency, potentially lower expenses, and enhanced tax efficiency.

•        Each Acquiring Fund will have the same investment advisory and administrative fee as its corresponding Target Fund

•        Following each Reorganization, the total expense ratio of each Acquiring Fund is expected to be the same as the total expense ratio of its corresponding Target Fund immediately prior to the Reorganization.

•        The reasonableness of the terms and conditions of the Plan.

•        Because the Acquiring Funds do not issue fractional shares, the Plan provides that Target Fund shareholders will receive the cash value of their fractional Target Fund shares at the net asset value of the Target Fund determined on the date of the redemption of any fractional Target Fund shares, which may be a taxable event for shareholders.

•        Except with respect to cash received in lieu of fractional shares (i) shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund without realizing any gain or loss on the transfer of shares for U.S. federal income tax purposes and (ii) each Reorganization is intended to be tax-free for each Target Fund and Acquiring Fund.

•        The Adviser will bear the costs associated with the Reorganizations.

INFORMATION ABOUT THE REORGANIZATIONs

How will the Reorganizations be carried out?

The terms and conditions under which each Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is included as Exhibit A to this Prospectus/Information Statement.

The Reorganization of each Target Fund into its corresponding Acquiring Fund is expected to take place immediately prior to the opening of regular trading on the New York Stock Exchange on November 17, 2025 (the “Closing Date”). The Acquiring Funds are expected to commence operations and open for trading on that date.

The Plan provides that (i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for (a) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (b) Acquiring Fund Shares and cash in lieu of fractional shares, with such shares and cash having an aggregate value equal to the value of the net assets of the Target Fund, and (ii) each Target Fund subsequently will distribute the Acquiring Fund Shares and cash in lieu of fractional shares to its shareholders pro rata in liquidation and termination of the Target Fund, all upon the terms and conditions set forth in the Plan.

The value of the assets of each Target Fund shall be the value of such assets computed immediately after the close of trading on the NYSE on the business day immediately preceding the Closing Date. In determining the value of the securities transferred by a Target Fund to the corresponding Acquiring Fund, each security shall be priced in accordance with the Trust’s valuation policies and procedures.

The Plan contains conditions precedent that must occur before the Trust is obligated to proceed with the Reorganizations including that (1) the Acquiring Funds’ registration statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC and such registration statement shall have become effective and (2) the Trust receives from Morgan, Lewis & Bockius LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganizations.”

The Board may abandon the Plan and the Reorganizations at any time at or prior to the Closing Date. The Plan also provides that the Plan may be amended upon authorization of the Board.

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of an Acquiring Fund as part of the Reorganizations should consider redeeming their shares prior to the consummation of the Reorganizations. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Who will pay the expenses of the Reorganizations?

The Adviser will bear and pay all costs and expenses associated with the Reorganizations including legal and accounting expenses and the costs of preparing, filing, printing, and mailing this Prospectus/Information Statement.

While currently not expected, the Target Funds will bear any portfolio repositioning costs in connection with the Reorganizations.

What are the capitalizations of the Target Funds and what might the Acquiring Funds’ capitalizations be after the Reorganizations?

The following tables set forth as of September 30, 2025, the capitalizations of the Target Funds and the pro forma capitalization of the Acquiring Funds estimated to give effect to the Reorganizations as of that date. At the closing of each Reorganization, shareholders of the Target Funds will receive the applicable Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any) based on the relative net asset value per share of the applicable Funds on the Closing Date.

BBH Select Series — Large Cap Fund / BBH Select Large Cap ETF

	Target Fund	Pro Forma Acquiring Fund
Net assets ($)	$525,260,281.88	$525,260,267.46
Shares outstanding	29,827,386.819	29,827,386
Net asset value per share ($)	$17.61	$17.61

BBH Select Series — Mid Cap Fund / BBH Select Mid Cap ETF

	Target Fund	Pro Forma Acquiring Fund
Net assets ($)	$525,655,647.74	$525,655,642.08
Shares outstanding	44,851,164.483	44,851,164
Net asset value per share ($)	$11.72	$11.72

The tables above assume that the Reorganizations occurred on September 30, 2025. The tables are for informational purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of a Target Fund on the date that the Reorganizations take place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received as a result of the Reorganizations.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONs

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS, and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of the Code.

As a condition to closing, Morgan, Lewis & Bockius LLP will render an opinion to the Funds substantially to the effect that, for federal income tax purposes:

(i)     The acquisition by an Acquiring Fund of all of the assets of the corresponding Target Fund, as provided for in the Plan, solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)    No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for (a) Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii)   No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of the corresponding Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv)   No gain or loss will be recognized by a Target Fund upon the distribution of corresponding Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v)    The tax basis of the assets of a Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(vi)   The holding periods of the assets of a Target Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii)  No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their shares of the Target Fund solely for corresponding Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)   The holding period of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will include the holding period of the shares of the Target Fund exchanged therefor, provided that the shareholder held the shares of the Target Fund as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)    The consummation of the Reorganization will not terminate the taxable year of a Target Fund.

Such opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Funds and the Acquiring Funds upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed with respect to shareholders whose shares (including fractional shares) are redeemed, in whole or in part, in connection with the Reorganizations. Such opinion will be conditioned upon the performance by the Target Funds and the Acquiring Funds of their respective undertakings in the Plan and upon the representation letters provided by officers of the Funds to Morgan, Lewis & Bockius LLP. A copy of the opinion will be filed with the SEC and will be available for public inspection.

Neither the Target Funds nor the Acquiring Funds has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganizations. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganizations are consummated but the IRS or the courts determine that a Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Significant holders of shares of the Target Funds (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the applicable Reorganization occurs that contains the information listed in U.S. Treasury Regulation § 1.368-3(b).

If you acquired different blocks of shares of a Target Fund at different times or for different prices, you should consult your tax adviser concerning the treatment of the basis and holding period for the different blocks of stock in the applicable Reorganization.

This discussion is only a general summary of certain federal income tax consequences. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations.

INFORMATION ABOUT THE FUNDS

Information about each Target Fund and each Acquiring Fund is included in such Target Fund’s and Acquiring Fund’s prospectus. The prospectus of each Target Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement. Additional information about each Target Fund and each Acquiring Fund is included in its Statement of Additional Information (“SAI”). The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement. Information about the Target Funds is also included in the applicable Target Funds’ annual report for the fiscal year ended October 31, 2024 and semi-annual report for the fiscal period ended April 30, 2025.

You may request a free copy of each Fund’s prospectus and SAI, and the Target Funds’ annual or semi-annual report, the SAI relating to this Prospectus/Information Statement, and other information by calling 1-800- 575-1265 or writing to the Trust at 140 Broadway, New York, NY 10005.

The Trust files materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of September 30, 2025, the Trustees and officers of the Trust as a group owned less than 1% of each Target Fund’s outstanding shares; however, the Trustees and officers may invest in a Target Fund through an omnibus account at Brown Brothers Harriman & Co. and, individually or as a group, beneficially hold more than 1% of a Target Fund’s outstanding shares. As of the date of this Prospectus/Information Statement, the Acquiring Funds were not operational and, therefore, had no shareholders.

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. To the knowledge of the Target Funds, no persons owned (beneficially or of record) 5% or more of the outstanding shares of the Target Funds as of September 30, 2025, except as listed below. Upon completion of the Reorganizations, it is expected that those persons listed below as owning 5% or more of a Target Fund’s outstanding shares will own 5% or more of the then outstanding shares of the corresponding Acquiring Fund.

Fund Name	Share Class	Name and Address of Record Owner	Percentage of Shares Owned
BBH Select Series – Large Cap Fund	Class I Shares	Charles Schwab & Co., Inc. Attn Mutual Funds 211 Main Street San Francisco, CA 94105	5.57%
BBH Select Series – Large Cap Fund	Class I Shares	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	86.99%
BBH Select Series – Mid Cap Fund	Class I Shares	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	96.64%

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Form of Plan of Reorganization
B.	Fundamental and Non-Fundamental Investment Policies
C.	Financial Highlights

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is dated as of November __, 2025, and has been adopted by BBH Trust (the “Trust”), a Delaware statutory trust, to provide for the reorganization of its series BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund (each a “Target Fund”) with and into its series BBH Select Large Cap ETF and BBH Select Mid Cap ETF (each an “Acquiring Fund”) (collectively, the “Funds”) as shown in the table below:

Target Fund	Acquiring Fund
BBH Select Series — Large Cap Fund	BBH Select Large Cap ETF
BBH Select Series — Mid Cap Fund	BBH Select Mid Cap ETF

WHEREAS, the Trust is a management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, each Acquiring Fund is a “shell” series of the Trust created for the purpose of acquiring the assets and assuming the liabilities of its corresponding Target Fund;

WHEREAS, the Trust, on behalf of each Fund, intends each reorganization to be a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder; and

WHEREAS, the Board of Trustees of the Trust, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the 1940 Act, has determined that the transactions contemplated herein are in the best interests of each Fund and that the interests of shareholders will not be diluted as a result;

NOW, THEREFORE, the Trust, on behalf of each Fund, intends to enter into a series of transactions on the Closing Date (as defined in Section 9 below) such that (i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for (a) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund and (b) shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and cash in lieu of fractional shares, with such shares and cash having an aggregate value equal to the value of the net assets of the Target Fund, and (ii) each Target Fund subsequently will distribute the Acquiring Fund Shares and cash in lieu of fractional shares to its shareholders pro rata in liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

1.      Reorganization. At the Closing Date, each Target Fund shall assign, deliver, and otherwise transfer all of its assets and good and marketable title thereto, and assign all its liabilities, irrespective of whether they are set forth in the statement of assets and liabilities referred to in Section 2 below, to the corresponding Acquiring Fund, free and clear of all liens, encumbrances, and adverse claims except as provided in this Plan, and the Acquiring Fund shall acquire all assets, and shall assume all liabilities of the Target Fund, and shall deliver to the Target Fund the number of Acquiring Fund Shares and cash in lieu of fractional shares that in the aggregate have a combined total value equal to the value of the Target Fund’s shares outstanding at the close of business on the Closing Date, as determined in the manner set forth in Section 3 below. Shareholders of record of each Target Fund at the Closing Date shall be credited with corresponding Acquiring Fund Shares and, as applicable, cash in lieu of any fractional shares, in exchange for their shares of the Target Fund, as determined in the manner set forth in Section 3 below. The assets and liabilities of each Target Fund shall be exclusively assigned to and assumed by the corresponding Acquiring Fund. All debts, liabilities, obligations, and duties of each Target Fund, to the extent that they exist at or after the Closing Date, shall after the Closing Date attach to the corresponding Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2.      Transfer of Assets. The assets of a Target Fund to be acquired by the corresponding Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) as set forth in a statement of assets and liabilities to be prepared as of the Valuation

Time (as defined in Section 5 below), as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Target Fund, and other property owned by the Target Fund at the Closing Date.

3.      Calculations.

(a)     The Acquiring Fund Shares to be issued to, and the amount of cash in lieu of fractional shares to be distributed to, the corresponding Target Fund by an Acquiring Fund in exchange for the Target Fund’s assets pursuant to Section 1 hereof shall have an aggregate value equal to the value of the outstanding shares of the Target Fund, with such value determined in accordance with Section 3(b) below. Each shareholder of record of the Target Fund at the Closing Date shall be credited with the whole number of full Acquiring Fund Shares (rounding down) determined by dividing the aggregate net asset value of the shares of the Target Fund held by such shareholder on the Closing Date by the net asset value of one Acquiring Fund Share, and, if applicable, cash in lieu of fractional shares.

(b)    The net asset value per share of each Fund shall be the net asset value per share computed as of the Valuation Time (as defined in Section 5 below) in accordance with the pricing policies and procedures adopted by the Board of Trustees of the Trust.

4.      Valuation of Assets. The value of the assets of each Target Fund shall be the value of such assets computed as of the Valuation Time. In determining the value of the securities transferred by a Target Fund to the corresponding Acquiring Fund, each security shall be priced in accordance with the Trust’s valuation policies and procedures.

5.      Valuation Time. The valuation time shall be immediately after the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the “Valuation Time”).

6.      Liquidation of the Target Funds and Cancellation of Shares. On the Closing Date, each Target Fund will liquidate and the corresponding Acquiring Fund Shares and cash in lieu of any fractional shares received by the Target Fund will be distributed pro rata to the shareholders of record of the Target Fund as of the Closing Date in exchange for their shares of the Target Fund in complete liquidation of the Target Fund. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Target Fund that represents the respective number of Acquiring Fund Shares and amount of cash in lieu of any fractional shares due such shareholder. All of the issued and outstanding shares of each Target Fund shall be cancelled on the books of the Trust at the Closing Date and shall thereafter represent only the right to receive corresponding Acquiring Fund Shares and cash in lieu of any fractional shares. Each Target Fund’s transfer books shall be closed permanently. The Trust also shall take any and all other steps as shall be necessary and proper to effect a complete termination of each Target Fund.

7.      Covenants of the Target Funds and Acquiring Funds.

(a)     Each Target Fund has operated and will continue to operate its business in the ordinary course until the Closing Date, it being understood that such ordinary course of business includes distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, and net redemptions.

(b)    Each Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements, or issued any shares except for those operations commenced, books of accounts, and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(c)     Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

8.      Conditions of the Reorganization. Consummation of the Reorganization is subject to the following conditions:

(a)     The Trust’s Board of Trustees, on behalf of each Target Fund and Acquiring Fund, shall have approved this Plan.

(b)    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Plan under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

(c)     A Target Fund will have, at the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances, and adverse claims other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(d)    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Funds or Acquiring Funds.

(e)     The registration statements on Form N-1A and Form N-14 relating to the Acquiring Funds and the Reorganization shall have become effective under the Securities Act of 1933 (the “1933 Act”), and no stop orders suspending the effectiveness of the registration statements shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     The Acquiring Fund Shares to be issued and delivered to the corresponding Target Fund for the account of the Target Fund’s shareholders pursuant to the terms of this Plan will be validly issued, fully paid, and non-assessable.

(g)    The Trust shall have received an opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date substantially to the effect that, based upon certain facts, qualifications, assumptions, certifications and representations, for federal income tax purposes:

(i)     The acquisition by an Acquiring Fund of all of the assets of the corresponding Target Fund, as provided for in the Plan, solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)    No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for (a) Acquiring Fund Shares and (b) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(iii)   No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of the corresponding Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv)   No gain or loss will be recognized by a Target Fund upon the distribution of corresponding Acquiring Fund Shares by the Target Fund to shareholders of the Target Fund in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v)    The tax basis of the assets of a Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(vi)   The holding periods of the assets of a Target Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

(vii)  No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their shares of the Target Fund solely for corresponding Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)   The holding period of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will include the holding period of the shares of the Target Fund exchanged therefor, provided that the shareholder held the shares of the Target Fund as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)    The consummation of the Reorganization will not terminate the taxable year of a Target Fund.

In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations contained in certificates of officers of the Trust and others as it may reasonably request, and the officers of the Trust shall use their reasonable efforts to obtain and make available such truthful certificates. The foregoing opinion may state that no opinion is expressed with respect to shareholders whose shares (including fractional shares) are redeemed, in whole or in part, in connection with the Reorganizations. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8(g).

9.      Closing Date and Time of the Reorganization. The closing date of the Reorganization shall be November 17, 2025, or such other date as fixed in writing by an authorized officer of the Trust (the “Closing Date”). All acts taking place on the Closing Date shall be deemed to take place simultaneously as of intermediately prior to the opening of regular trading on the New York Stock Exchange on the Closing Date, unless otherwise provided.

10.    Termination. With respect to any Fund, this Plan may be terminated, without penalty, at or prior to the Closing Date:

(i)     by resolution of the Trust’s Board of Trustees if it is determined that proceeding with the Plan is not in the best interests of a Target Fund or Acquiring Fund; or

(ii)    if any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting the consummation of this Plan.

11.    Amendment. This Plan may be amended, modified or supplemented to the fullest extent permitted by law upon authorization by the Board of Trustees of the Trust.

12.    Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

13.    Fees and Expenses.

(a)     Each of the corresponding Target Funds and Acquiring Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)    The expenses relating to the Reorganization, whether or not consummated, will be borne and paid by the Funds’ investment adviser. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent the payment by another person of such expenses would result in a failure by a Target Fund or Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either a Target Fund or Acquiring Fund or on any of their respective shareholders.

14.    Waiver. At any time prior to the Closing Date, unless otherwise noted in this Plan, any of the terms or conditions of this Plan may be waived by the Board of Trustees of the Trust if, in its judgment after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Plan for any Fund.

EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

•        The fundamental investment policies of the Target Funds and the Acquiring Funds are identical and are listed below. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Concentration

The Funds will not make investments that will result in the concentration of their investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Funds may not purchase or sell physical commodities, provided that a Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Funds may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

•        The non-fundamental investment policies of the Target Funds and Acquiring Funds are identical and are listed below. Non-fundamental policies may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Purchases on Margin

The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that a Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Funds will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Funds will not purchase securities that are restricted at the time of purchase, except that a Fund may purchase private placement securities under Rule 144a and Regulation D.

BBH Select Series — Large Cap Fund / BBH Select Large Cap ETF Investment Policy

Without providing 60 days’ advance notice to shareholders, the Fund will not change its policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities.

BBH Select Series — Large Cap Fund / BBH Select Mid Cap ETF Investment Policy

Without providing 60 days’ advance notice to shareholders, the Fund will not change its policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid capitalization (mid cap) publicly traded equity securities.

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of each Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Target Fund (assuming reinvestment of all dividends and distributions). Other than the information for the six-month period ended April 30, 2025 for each Target Fund, which is not audited, the information below has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with each Target Fund’s financial statements, is included in the Target Fund’s annual report and incorporated by reference into each Target Fund’s Statement of Additional Information. The annual report and Statement of Additional Information are incorporated by reference herein and available at no cost by calling 1-800-575-1265.

As of the date of this Prospectus/Information Statement, the Acquiring Funds have not commenced operations; therefore, the Acquiring Funds do not have financial highlights information.

BBH Select Series — Large Cap Fund

Financial Highlights

Selected per share data and ratios for a Class I share outstanding throughout each period/year.

	For the six months ended April 30, 2025 (unaudited)	For the years ended October 31,
		2024*	2023	2022	2021	2020
Net asset value, beginning of period/year	$16.08	$12.52	$11.08	$14.12	$10.30	$10.12
Income from investment operations:
Net investment income[1]	0.03	0.05	0.04	0.03	0.04	0.03
Net realized and unrealized gain/(loss)	0.01	3.55	1.56	(2.60)	3.82	0.15
Total income/(loss) from investment operations	0.04	3.60	1.60	(2.57)	3.86	0.18
Dividends and distributions to shareholders:
From net investment income	(0.05)	(0.04)	(0.02)	(0.04)	(0.04)	(0.00)[2]
From net realized gains	(0.60)	—	(0.14)	(0.43)	—	—
Total dividends and distributions to shareholders	(0.65)	(0.04)	(0.16)	(0.47)	(0.04)	(0.00)[2]
Short-term redemption fees[1]	—	—	0.00 [2]	—	0.00 [2]	0.00 [2]

Net asset value, end of period/year	$15.47	$16.08	$12.52	$11.08	$14.12	$10.30
Total return[3]	0.12%[4]	28.80%	14.63%	(18.93)%	37.56%	1.82%
Ratios/Supplemental data:
Net assets, end of period/year (in millions)	$459	$476	$389	$371	$467	$387
Ratio of expenses to average net assets	0.71%[5]	0.71%	0.72%	0.71%	0.70%	0.74%
Ratio of net investment income to average net assets	0.34%[5]	0.36%	0.31%	0.20%	0.29%	0.34%
Portfolio turnover rate	7%[4]	9%	9%	26%	18%	38%

____________

*        Effective December 22, 2023, the Fund’s Retail Class was converted to the Fund’s Class I.

1        Calculated using average shares outstanding for the period/year.

2        Less than $0.01.

3        Assumes the reinvestment of distributions.

4        Not annualized.

5        Annualized.

The accompanying notes are an integral part of these financial statements.

BBH Select Series — Mid Cap Fund

Financial Highlights

Selected per share data and ratios for a Class I share outstanding throughout each period/year.

	For the six months ended April 30, 2025 (unaudited)	For the years ended October 31,			For the period from May 24, 2021 (commencement of operations) to October 31, 2021
		2024	2023	2022
Net asset value, beginning of period/year	$12.23	$8.95	$8.85	$10.68	$10.00
Income from investment operations:
Net investment income/(loss)[1]	(0.02)	(0.03)	0.01	(0.04)	(0.02)
Net realized and unrealized gain/(loss)	(1.15)	3.32	0.09	(1.79)	0.70
Total income/(loss) from investment operations	(1.17)	3.29	0.10	(1.83)	0.68
Dividends and distributions to shareholders:
From net investment income	—	(0.01)	—	—	—
From net realized gains	(0.04)	—	—	—	—
Total dividends and distributions to shareholders	(0.04)	(0.01)	—	—	—
Net asset value, end of period/year	$11.02	$12.23	$8.95	$8.85	$10.68
Total return[2]	(9.62)%[3]	36.79%	1.13%	(17.13)%	6.80%[3]

Ratios/Supplemental data:
Net assets, end of period/year (in millions)	$483	$475	$140	$12	$14
Ratio of expenses to average net assets before reductions	0.81%[4]	0.84%	1.09%	2.29%	2.46%[5]
Fee waiver[6]	—%	—%	(0.19)%	(1.39)%	(1.56)%[5]
Ratio of expenses to average net assets after reductions	0.81%[4]	0.84%	0.90%	0.90%	0.90%[5]
Ratio of net investment income/(loss) to average net assets	(0.31)%[4]	(0.23)%	0.14%	(0.38)%	(0.40)%[5]
Portfolio turnover rate	13%[3]	6%	7%	23%	3%[3]

____________

1        Calculated using average shares outstanding for the period/year.

2        Assumes the reinvestment of distributions.

3        Not annualized.

4        Annualized.

5        Annualized with the exception of audit fees, legal fees and registration fees.

6        The ratio of expenses to average net assets for the six months ended April 30, 2025, the years ended October 31, 2024, 2023, 2022 and the period from May 24, 2021 to October 31, 2021, reflects fees reduced as result of a contractual operating expense limitation of the share class to 0.90%. The agreement is effective through March 1, 2026 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the six months ended April 30, 2025, the years ended October 31, 2024, 2023, 2022 and the period from May 24, 2021 to October 31, 2021, the waived fees were $–, $–, $124,636, $179,874 and $135,159, respectively.

The accompanying notes are an integral part of these financial statements

BBH TRUST

STATEMENT OF ADDITIONAL INFORMATION
Dated October 1, 2025

RELATING TO THE ACQUISITION OF THE ASSETS OF
BBH Select Series — Large Cap Fund
BBH Select Series — Mid Cap Fund

BY AND IN EXCHANGE FOR SHARES OF
BBH Select Large Cap ETF
BBH Select Mid Cap ETF

140 Broadway
New York, NY 10005
1-800-575-1265

This Statement of Additional Information is not a prospectus and supplements, and should be read in conjunction with, the Prospectus/Information Statement dated October 1, 2025 relating specifically to the proposed acquisition of the assets of the BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund (each a “Target Fund”) in exchange for the assumption of liabilities by and issuance of shares of the BBH Select Large Cap ETF and BBH Select Mid Cap ETF (each an “Acquiring Fund”) (“collectively, the “Funds”). Each Fund is a series of BBH Trust.

Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission and can be found in the following documents, which are incorporated by reference into this Statement of Additional Information:

•        Statement of Additional Information of the BBH Select Large Cap ETF and BBH Select Mid Cap ETF dated October 1, 2025 (File No. 811-21829)

•        Statement of Additional Information of the BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund dated February 28, 2025, as may be supplemented or amended (File No. 811-21829)

•        Semi-Annual Report of BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund for the fiscal period ended April 30, 2025 (File No. 811-21829)

•        Annual Report of BBH Select Series — Large Cap Fund and BBH Select Series — Mid Cap Fund for the fiscal year ended October 31, 2024 (File No. 811-21829)

This Statement of Additional Information consists of this cover page and the four documents listed above, all of which will be sent to any shareholder requesting this Statement of Additional Information.

You may request a copy of the Prospectus/Information Statement, or any other document of the Funds, without charge by calling the Trust at 1-800-575-1265 or by writing to the Trust at 140 Broadway, New York, NY 10005.